                                                                   EXHIBIT 10.19

                            NON-COMPETITION AGREEMENT
                            -------------------------

         This Agreement is made and entered into as of March 14, 1996 by and between R&D Systems Company, a Delaware corporation (the "Company"), and Roger
H. Linn ("Founder").

         WHEREAS, certain investors have agreed to provide financing (the "Financing") to the Company subject to the terms of that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of the date hereof, by and among the Company, the Founder, the other stockholders of the Company identified therein, and the investors identified therein;

         WHEREAS, a portion of the proceeds from the Financing will be used by the Company to repurchase outstanding capital stock held by the Founder;

         WHEREAS, the Founder has been is an executive of the Company; and

         WHEREAS, the execution of this Agreement by the Company and the Founder is a condition precedent to the transactions contemplated by the Stock Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Founder agree as follows:

         1.   Confidential Information, Non-Competition and Non-Solicitation.
              --------------------------------------------------------------

              (a)      Definitions.
                       -----------

                       (i) Proprietary Information. As used in this
                           -----------------------
              Agreement, "Proprietary Information" means information which the Company possesses or to which the Company has rights which has commercial value. Proprietary Information includes, by way of example and without limitation, trade secrets, product ideas, designs, configurations, processes, techniques, formulas, software, improvements, inventions, data, know-how, copyrightable materials, marketing plans and strategies, sales and financial reports and forecasts, and customer lists. Proprietary Information includes information developed by the Founder in the course of the Founder's employment by the Company or otherwise relating to Inventions which belong to the Company under Section 1(d) below, as well as other information to which the Founder may have access in connection with the Founder's employment.

                       (ii) Inventions and Developments. As used in this
                            ---------------------------
              Agreement, "Inventions and Developments" means any and all inventions, developments, creative works and useful ideas of any description whatsoever, whether or not patentable or copyrightable. Inventions and Developments include, by way of example and without limitation, discoveries or improvements which consist of or relate to any form of Proprietary Information.

                        (iii) Company-Related Inventions and Developments.
                              -------------------------------------------
               For purposes of this Agreement, "Company-Related Inventions and Developments" means all Inventions and Developments which either (A) relate at the time of conception or development to the actual or demonstrably anticipated business of the Company or to its actual or demonstrably anticipated research and development; (B) result from or relate to any work performed for the Company, whether or not during normal business hours;
               (C) are developed on Company time; or (D) are developed through the use of the Company's Proprietary Information, equipment and software, or other facilities or resources.

               (b) Confidentiality. The Founder understands and agrees that
                   ---------------
         the Founder's employment has created a relationship of confidence and trust between the Founder and the Company with respect to (i) all Proprietary Information (ii) the confidential information of others with which the Company has a business relationship with reasonable expectations (whether as a result of a contract or otherwise) that such information will not be disclosed and (iii) any information about the financing and transactions related to the financing, including but not limited to amounts paid, parties involved, ownership interests sold and restrictions on the Company and its stockholders. The information referred to in clauses (i), (ii) and (iii) of the preceding sentence is referred to in this Agreement, collectively, as "Confidential Information." At all times, both during the Founder's employment with the Company and after its termination, the Founder will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the Company, except as may be necessary in the ordinary course of performing the Founder's duties to the Company except to the extent required by applicable law or court order (in each case following notice to the Company) and except for disclosure to the Founder's attorneys and assessments for tax, estate planning on legal purposes. The restrictions set forth in this Section 1(b) will not apply to information which is or becomes known to the public or in the trade, unless such knowledge results from an unauthorized disclosure by the Founder, but this exception will not affect the application of any other provision of this Agreement to such information in accordance with the terms of such provision.

               (c) Documents, Records, etc. All documents, records,
                   -----------------------
         apparatus, equipment and other physical property, whether or not pertaining to Confidential Information, furnished to the Founder by the Company or produced by the Founder in connection with the Founder's employment will be and remain the sole property of the Company. The Founder will return to the Company all such materials and property as and when requested by the Company. In any event, the Founder will return all such materials and property immediately upon termination of the Founder's employment for any reason. The

         Founder will not retain with the Founder any such material or property or any copies thereof after such termination, except that one copy of any such materials may be delivered to independent counsel for the Company to the extent the Founder deems it reasonably necessary to preserve any of its rights hereunder, provided that such independent counsel is reasonably acceptable to the Company, and the Founder provides prior notice to the Company describing any such materials and such independent counsel agrees to keep such material confidential.

                  (d) Ownership of Inventions and Developments. The Founder
                      ----------------------------------------
         agrees that all Company-Related Inventions and Developments which the Founder conceives, creates or develops, in whole or in part, either alone or jointly with others, prior to or during the course of the Founder's employment with the Company will be the sole property of the Company. The Founder agrees that the Company will be the sole owner of all patents, copyrights and other proprietary rights in and with respect to such Company-Related Inventions and Developments. To the fullest extent permitted by law, such Company-Related Inventions and Developments will be deemed works made for hire. The Founder hereby transfers and assigns to the Company any proprietary rights which the Founder may have or acquire in any such Company-Related Inventions and Developments. The Founder agrees to execute any documents and take any actions that may be required to effect and confirm such transfer and assignment and waiver. The provisions of this Section 1(d) will apply to all Company-Related Inventions and Developments which are conceived, created or developed during the course of the Founder's employment with the Company, whether before or after the date of this Agreement, and whether or not further development or reduction to practice may take place after termination of the Founder's employment, for which purpose it will be presumed that any Company-Related Inventions and Developments conceived by the Founder which are reduced to practice within one year after termination of the Founder's employment were conceived during the course of the Founder's employment with the Company unless the Founder is able to establish a later conception date by clear and convincing evidence. The provisions of this Section 1(d) will not apply, however, to any Inventions and Developments which may be disclosed in a separate Schedule attached to this Agreement prior to its acceptance by the Company, representing Inventions and Developments made by the Founder prior to the Founder's employment by the Company.

                  (e) Disclosure of Inventions and Developments. The Founder
                      -----------------------------------------
         agrees promptly to disclose to the Company, or any persons designated by it, all Company-Related Inventions and Developments which are or may be subject to the provisions of Section 1(d).

                  (f) Obtaining and Enforcing Proprietary Rights. The Founder
                      ------------------------------------------
         agrees to assist the Company, at the Company's request from time to time and at the Company's expense, to obtain and enforce patents, copyrights or other proprietary rights with respect to Company-Related Inventions and Developments in any and all countries. The Founder will execute all documents reasonably necessary or appropriate for this purpose. This obligation will survive the termination of the Founder's employment, provided that the Company will compensate the Founder at a reasonable rate after such termination for time actually spent by the Founder at the Company's request on such assistance. In the event that the Company is unable for any reason whatsoever to secure the Founder's signature to any document reasonably necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part), the Founder hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as the Founder's agents and attorneys-in-fact to act for the Founder and on the Founder's behalf, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed by the Founder.

                  (g) Third-Party Agreements and Rights. The Founder hereby
                      ---------------------------------
         confirms that the Founder is not bound by the terms of any agreement with any previous company or other party which restricts in any way the Founder's use or disclosure of information or the Founder's engagement in any business. The Founder represents to the Company that the Founder's execution of this Agreement, the Founder's employment with the Company and the performance of the Founder's proposed duties for the Company will not violate any obligations the Founder may have to any such previous company or other party. In the Founder's work for the Company, the Founder will not disclose or make use of any information in violation of any agreements with or rights of any such previous company or other party, and the Founder will not bring to the premises of the Company any copies or other tangible embodiments of non-public information belonging to or obtained from any such previous employment or other party.

                  (h) Non-competition and Non-solicitation. For a period
                      ------------------------------------
         beginning on the date hereof and ending on the fourth anniversary of the date hereof, the Founder, directly or indirectly, whether as owner, sole proprietor, partner, shareholder, director, consultant, agent, Founder, co-venturer or otherwise, (i) will not engage, participate or invest in any business activity anywhere in the world which develops, manufactures or markets products or performs services which are competitive with the products or services of the Company at the time of the Founder's termination, or products or services which the Company has under development at the time of the Founder's termination or which are the subject of active planning at any time during the course of the Founder's employment (and which active planning is not thereafter abandoned); provided, however, that the Founder may own, as a passive
                     --------  -------
         investor, publicly-traded securities of any corporation which competes with the business of the Company so long as such securities do not, in the aggregate, constitute more than 1% of any class of outstanding securities of such corporation, (ii) will refrain from hiring or attempting to employ, recruiting or otherwise soliciting, inducing or influencing any person to leave employment with the Company or its resellers or distributors, and (iii) will refrain from directly or indirectly soliciting business from any of the Company's customers, end users, resellers or distributors on behalf of any business which competes with the Company. The Founder understands that the restrictions set forth in this Section 1(h) are intended to protect the Company's interest in its Proprietary Information and established customer relationships and goodwill, and agrees that such restrictions are reasonable and appropriate for this purpose.

                  (i) Injunction. The Founder agrees that it would be difficult
                      ----------
         to measure any damages caused to the Company which might result from any breach by the Founder of the promises set forth in this Agreement, and that in any event money damages would be an inadequate remedy for any such breach. Accordingly, the Founder agrees that if the Founder breaches, or proposes to breach, any portion of this Agreement, the Company shall be entitled, in addition to all other remedies that it may have, to an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

         2. Extent of Service. So long as the Founder is employed by the
            -----------------
Company, the Founder shall devote all of the Founder's business time, attention and energies, best efforts and business judgment, skill and knowledge to the advancement of the Company's interests and to the discharge of the Founder's duties and responsibilities hereunder. The Founder shall not engage in any other business activity, except as may be approved by two-thirds of the Board of Directors; provided, however, that nothing herein shall be construed as preventing the Founder from the following:

                  (a) investing the Founder's assets in any other entity in a manner not prohibited by Section 1(h) hereof and in such form or manner as shall not require any material services on the Founder's part in the operations or affairs of the companies or other entities in which such investments are made; or

                  (b) acting as director of other companies so long as in a manner not prohibited by Section 1(h); or

                  (c) engaging in religious, charitable or other community or non-profit activities that do not impair the Founder's ability to fulfill the Founder's duties and responsibilities consistent with the foregoing.

         3. No Employment Obligation.  The Founder understands and agrees that
            ------------------------
this Agreement does not create an obligation on the part of the Company to continue the Founder's employment by the Company. The Founder acknowledges and agrees that, except as expressly provided in any subsequent agreement to the contrary, he is an employee "at will."

         4. Inclusion of Company's Subsidiaries. For the purposes of Sections 1,
            -----------------------------------
2, 3 and 5 hereof, all references to "Company" shall be deemed to include the Company and each of its subsidiaries, as in existence from time to time.

         5. Integration.  This Agreement and the Stock Purchase Agreement
            -----------
constitute the entire agreements between the parties with respect to the subject matter hereof and supersede all prior agreements between the parties with respect to any related subject matter.

         6. Assignment; Successors and Assigns, etc. Neither the Company nor the
            ---------------------------------------
Founder may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other party; provided, however, that the Company may assign its rights under this Agreement without the consent of the Founder in the event that the Company shall hereafter effect a reorganization, consolidate with or merge into any other corporation, partnership, organization or other entity, or transfer all or substantially all of its properties or assets to any other corporation, partnership, organization or other entity in which even for purposes of Section 1(h) hereof as used in determining the scope of the Company's business, references to the Company shall be deemed to refer to the Company immediately prior to such reorganization, consolidation or merger. This Agreement shall inure to the benefit of and be binding upon the Company and the Founder, their respective successors, executors, administrators, heirs and permitted assigns.

         7. Enforceability. If any portion or provision of this Agreement shall
            --------------
to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         8. Waiver. No waiver of any provision hereof shall be effective unless
            ------
made in writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

         9. Notices. Any notices, requests, demands and other communications
            -------
provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, return receipt requested, to the Founder at the last address the Founder has filed in writing with the Company or, in the case of the Company, at its main offices, attention of the Chairman of the Board of Directors.

         10. Amendment.  This Agreement may be amended or modified only by a
             ---------
written instrument signed by the Founder and by a duly authorized representative of the Company.

         11. Governing Law.  This is a Colorado contract and shall be construed
             -------------
under and be governed in all respects by the internal laws of the State of Colorado, without giving effect to its conflicts of law principles.

         12. Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.

                 [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the Company, by its duly authorized officer, and by the Founder, as of the date first above written.

                                          COMPANY:

                                          R&D SYSTEMS COMPANY

                                          By: /s/ GUY M. LAMMLE
                                             ------------------------------
                                             Name:
                                             Title:

                                          FOUNDER:
                                          -------

                                          /s/ ROGER H. LINN
                                          ---------------------------------
                                          Roger H. Linn